SUPPLEMENT TO THE APRIL 30, 2018 PROSPECTUS
OF LIFETIME RESERVES
ISSUED BY EMPIRE FIDELITY INVESTMENTS LIFE
INSURANCE COMPANY® ("EFILI")

Effective December 1, 2018, Fidelity VIP Telecommunications Portfolio modified its fundamental concentration policy and changed its name to Fidelity VIP Communication Services Portfolio. All references to Fidelity VIP Telecommunications Portfolio in the prospectus are replaced with Fidelity VIP Communication Services Portfolio.

EVUL-18-01 1.9892297.100	December 1, 2018